EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                             To Tender for Exchange
                              7.35% Notes due 2007

                                       of

                                 INTERPOOL, INC.

                     Pursuant to the Prospectus dated , 1997


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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON ________, 1997 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE
AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT
ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                             The Exchange Agent is:
                     United States Trust Company of New York



    By Registered or               By Hand:           By Overnight Courier:
    Certified Mail:
                              United States Trust      United States Trust
  United States Trust               Company                  Company
        Company                   of New York              of New York
      of New York                111 Broadway          770 Broadway, 13th
      P.O. Box 844                Lower Level                 Floor
 Attn: Corporate Trust       Attn: Corporate Trust     New York, New York
        Services                   Services                   10003
     Cooper Station           New York, New York      Attn: Corporate Trust
   New York, New York                10006                  Services
       10276-0844


                              Confirm by Telephone:
                                 1-800-548-6565

                            Facsimile Transmissions:
                          (Eligible Institutions Only)
                     United States Trust Company of New York
                                 (212) 420-6152
                         Attn: Corporate Trust Services

           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET
           FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE
                              NUMBER OTHER THAN THE
             ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD
             BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS
                                   COMPLETED.

THIS LETTER OF TRANSMITTAL SHOULD ONLY BE USED TO TENDER 7.35% NOTES. Holders of the Company's 7.20% Notes due 2007 wishing to tender 7.20% Notes pursuant to the Company's exchange offer for the 7.20% Notes should use the Letter of Transmittal relating to such exchange offer.

          The undersigned acknowledges receipt of the Prospectus dated _______, 1997 (the "Prospectus"), of Interpool, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 7.35% Notes due 2007 (the "Exchange Notes") for each $1,000 principal amount of its 7.35% Notes due 2007 (the "Private Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

                  The undersigned hereby tenders the Private Notes described in the box entitled "Description of Private Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Private Notes and the undersigned represents that it has received from each beneficial owner of Private Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

                  This Letter of Transmittal is to be used only by a holder of Private Notes (i) if certificates representing Private Notes are to be forwarded herewith or (ii) if delivery of Private Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Depositary"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering." If delivery of the Private Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, this Letter of Transmittal need not be manually executed; provided, however, that tenders of the Private Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

                  Any beneficial owner whose Private Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Private Notes promptly and instruct such registered holder of Private Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Private Notes, either make appropriate arrangements to register ownership of the Private Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Private Notes. The transfer of record ownership may take considerable time.

                  In order to properly complete this Letter of Transmittal, a holder of Private Notes must (i) complete the box entitled "Description of Private Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-
9. Each holder of Private Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

                  Holders of Private Notes who desire to tender their Private Notes for exchange and (i) whose Private Notes are not immediately available,
(ii) who cannot deliver their Private Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Private Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 of the Instructions beginning on page 9 hereof.

                  Holders of Private Notes who wish to tender their Private Notes for exchange must, at a minimum, complete columns (1), (2), if applicable (see footnote 1 below), and (3) in the box below entitled "Description of Private Notes" and sign the box on page 8 under the words "Sign Here." If only those columns are completed, such holder of Private Notes will have tendered for exchange all Private Notes listed in column (3) below. If the holder of Private Notes wishes to tender for exchange less than all of such Private Notes, column
(4) must be completed in full. In such case, such holder of Private Notes should refer to Instruction 5 on page 10.

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DESCRIPTION OF PRIVATE NOTES
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          (1)               (2)               (3)              (4)

     Name(s) and                                           Principal
    Address(es) of     Private Note                          Amount
 Registered Holder(s)   Number(s)                         Tendered For
 of Private Note(s),       (1)            Aggregate         Exchange
  exactly as name(s)     (Attach          Principal         (only if
 appear(s) on Private     signed            Amount         different
 Note Certificate(s)     List if                          amount from
 (Please fill in, if    necessary)                        column (3))
        blank)                                            (must be in
                                                            integral
                                                          multiples of
                                                          $1,000) (2)
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(1)Column (2) need not be completed by holders of Private Notes tendering
Private Notes for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.

(2) Column (4) need not be completed by holders of Private Notes who wish to tender for exchange the principal amount of Private Notes listed in Column (3). Completion of column (4) ill indicate that the holder of Private Notes wishes to tender for exchange only the principal amount of Private Notes indicated
in column (4).
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|_|      CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

         Name of Tendering Institution:____________________________
         Account Number:___________________________________________
         Transaction Code Number:__________________________________

|_|      CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED
         PURSUANT TO A  NOTICE OF GUARANTEED DELIVERY ENCLOSED
         HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name of Registered Holder of Private Note(s):_____________________ Date of Execution of Notice of Guaranteed Delivery:_______________ Window Ticket Number (if available):______________________________
         Name of Institution with Guaranteed Delivery:_____________________ Account Number (if delivered by book-entry transfer):_____________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:_____________________________________________________________
         Address:__________________________________________________________
                 __________________________________________________________

==============================================================================
SPECIAL ISSUANCE INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1, 6, 7 and 8)        (See Instructions 1, 6, 7 AND 8)
To be completed ONLY (i) if
the Exchange  Notes issued            To be completed ONLY (i) if
in exchange for Private               the Exchange  Notes issued
Notes,  certificates for              in exchange for Private
Private Notes in a principal          Notes,  certificates for
 amount not exchanged for             Private Notes in a
Exchange Notes or  Private            principal  amount not
Notes (if any) not tendered           exchanged for Exchange
for  exchange, are to be              Notes or  Private Notes (if
issued in the name of                 any) not tendered for
someone other than the                exchange, are to be mailed
undersigned or (ii) if                or delivered to  someone
Private Notes tendered by             other than the undersigned,
book-entry transfer  which            or (ii) to  the undersigned
are not exchanged are to be           at an address other than
returned by  credit to an             the  address shown below
account maintained at the             the undersigned's
Depositary.                           signature.
Issue to:
Name______________________            Mail or deliver to:
      (Please Print)                  Name_______________________
Address___________________                      (Please Print)
__________________________            Address____________________
__________________________            ___________________________
   (Include Zip Code)                     (Include Zip Code)

______________________________        ___________________________
(Tax Identification or Social         (Tax Identification or
     Social Security No.)                 Social Security No.)

|_| Credit Private Notes not exchanged and delivered by book-entry transfer to the
     Depositary account set forth below:

____________________________
     (Account Number)
===================================  ==========================================


                  If delivery of Private Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Private Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

                  Pursuant to the offer by Interpool, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated , 1997 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 7.35% Notes due 2007 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 7.35% Notes due 2007 (the "Private Notes"), the undersigned hereby tenders to the Company for exchange the Private Notes.

                  By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Private Notes tendered for exchange herewith, the undersigned (A) acknowledges and agrees that, except as set forth in the Prospectus under the caption "The Exchange Offer--Termination of Certain Rights", all of the rights of such undersigned pursuant to that certain Registration Rights Agreement, dated as of July 29, 1997 between
 Interpool, Inc. and the Initial Purchaser (as defined in the Prospectus), will have been satisfied and extinguished in all respects and (B) will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Private Notes tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Private Notes with respect to such Private Notes, with full power of substitution to (i) deliver certificates representing such Private Notes, or transfer ownership of such Private Notes on the account books maintained by the Depositary (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Private Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Private Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

                  The undersigned hereby represents and warrants that (i) the undersigned is the owner; (ii) has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4") equal to or greater than the principal amount of Private Notes tendered hereby;
(iii) the tender of such Private Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange); (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Private Notes; and (v) that when such Private Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Private Notes tendered for exchange hereby.

          The undersigned hereby further represents to the Company that (i) the Exchange Notes to be acquired by the undersigned in exchange for the Private Notes tendered hereby and any beneficial owner(s) of such Private Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) are not engaging and do not intend to engage in the distribution of the Exchange Notes, (iii) the undersigned have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iv) the undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (v) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Commission and (vi) neither the undersigned nor any beneficial owner is an "affiliate" of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Private Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Private Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Private Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus. Any Private Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

                  The undersigned acknowledges that the Company's acceptance of Private Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

                  Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Private Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Private Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Private Notes accepted for exchange in the name(s) of, and return any Private Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Private Notes from the name of the holder of Private Note(s) thereof if the Company does not accept for exchange any of the Private Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Private Note(s).

                  IN ORDER TO VALIDLY TENDER PRIVATE NOTES FOR EXCHANGE, HOLDERS OF PRIVATE NOTES MUST COMPLETE, EXECUTE, AND DELIVER
THIS LETTER OF TRANSMITTAL.

                  Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Private Notes is irrevocable.

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                                   SIGN HERE

                           (Signature(s) of Owner(s))
Date:                       , 1997
Must be signed by the registered holder(s) of Private Notes exactly as name(s) appear(s) on certificate(s) representing the Private Notes or on a security position listing or by person(s) authorized to become registered Private Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6). Name(s):___________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
                                 (Please Print)
Capacity (full title):_____________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

Address:___________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No. (__)___________________________________________
Tax Identification or Social Security Nos.:________________________________

 Please complete Substitute Form W-9
                            GUARANTEE OF SIGNATURE(S)
         (Signature(s) must be guaranteed if required by Instruction 1) Authorized Signature:______________________________________________________
Dated:_____________________________________________________________________
Name and Title:____________________________________________________________
                              (Please Print)
Name of Firm:______________________________________________________________


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
                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

         1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

         a.  The Securities Transfer Agents Medallion Program (STAMP)
         b.  The New York Stock Exchange Medallion Signature Program
(MSP)
         c.  The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Private Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Private Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

          2. Delivery of this Letter of Transmittal and Private Notes; Guaranteed Delivery Procedure. This Letter of Transmittal is to be completed by holders of Private Notes (i) if certificates are to be forwarded herewith or
(ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Private Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Private Notes who elect to tender Private Notes and (i) whose Private Notes are not immediately available, (ii) who cannot deliver the Private Notes or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution; (b) prior to 5:00 p.m., New York time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile hereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Private Notes, the certificate number(s) of such Private Notes and the principal amount of Private Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the certificates representing such Private Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) certificates for all tendered Private Notes, or a Book-Entry Confirmation, together with a copy of the previously executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

                  THE METHOD OF DELIVERY OF PRIVATE NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF PRIVATE NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY PRIVATE NOTES SHOULD BE SENT TO THE COMPANY.

                  No alternative, conditional or contingent tenders will be accepted. All tendering holders of Private Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Private Notes for exchange.

         3. Inadequate Space. If the space provided in the box entitled "Description of Private Notes" above is inadequate, the certificate numbers and principal amounts of the Private Notes being tendered should be listed on a separate signed schedule affixed hereto.

         4. Withdrawals. A tender of Private Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Private Notes must (i) specify the name of the person who tendered the Private Notes to be withdrawn (the "Depositor"), (ii) identify the Private Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Private Notes), (iii) be signed by the holder of Private Notes in the same manner as the original signature on the Letter of Transmittal by which such Private Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Private Notes into the name of the person withdrawing the tender. Withdrawals of tenders of Private Notes may not be rescinded, and any Private Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Private Notes so withdrawn are validly retendered. Properly withdrawn Private Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         5. Partial Tenders. (Not applicable to holders of Private Notes who tender Private Notes by book-entry transfer). Tenders of Private Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Private Notes, fill in the principal amount of Private Notes which are tendered for exchange in column (4) of the box entitled "Description of Private Notes" on page 3, as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Private Notes, will be sent to the holders of Private Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

         6. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

         (a) The signature(s) of the holder of Private Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Private Notes without alternation, enlargement or any change whatsoever.

         (b) If tendered Private Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         (c) If any tendered Private Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

         (d) When this Letter of Transmittal is signed by the holder of the Private Notes listed and transmitted hereby, no endorsements of Private Notes or separate powers of attorney are required. If, however, Private Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Private Notes, then the Private Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Private Notes appear(s) on the Private Notes. Signatures on such Private Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         (e) If this Letter of Transmittal or Private Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

         (f) If this Letter of Transmittal is signed by a person other than the registered holder of Private Notes listed, the Private Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Private Notes appear(s) on the certificates. Signatures on such Private Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Private Notes pursuant to the Exchange Offer. If, however, issuance of Exchange Notes is to be made to, or Private Notes not tendered for exchange are to be issued or returned in the name of, any person other than the holder of Private Notes, and satisfactory evidence of payment of such taxes or exemptions from taxes therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the holder of Private Notes tendering Private Notes for exchange prior to the issuance of the Exchange Notes.

          8. Special Issuance and Delivery Instructions. If the Exchange Notes are to be issued, or if any Private Notes not tendered for exchange are to be issued or sent to someone other than the holder of Private Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Private Notes tendering Private Notes by book-entry transfer may request that Private Notes not accepted be credited to such account maintained at the Depository as such holder of Private Notes may designate.

         9. Irregularities. All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Private Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Private Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Private Notes. The Company's interpretation of the term of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Private Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Private Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Private Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         10. Waiver of Conditions. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer -- Conditions of the Exchange Offer" in the Prospectus in the case of any Private Notes tendered (except as otherwise provided in the Prospectus).

         11. Mutilated, Lost, Stolen or Destroyed Private Notes. If a holder of Private Notes desires to tender Private Notes pursuant to the Exchange Offer, but any of such Private Notes has been mutilated, lost, stolen or destroyed, such holder of Private Notes should write to or telephone the Trustee at the address listed below, concerning the procedures for obtaining replacement certificates for such Private Notes, arranging for indemnification or any other matter that requires handling by the Trustee:

                     United States Trust Company of New York
                                  P.O. Box 844
                         Attn: Corporate Trust Services
                                 Cooper Station
                          New York, New York 10276-0844
                                 1-800-548-6565

         12. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

                  Under certain federal income tax law, a holder of Private Notes whose tendered Private Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Private Notes is awaiting a TIN) and that (A) the holder of Private Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Private Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Private Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Private Notes may be subject to certain penalties imposed by the Internal Revenue Service.

                  Certain holders of Private Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Private Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (the terms of which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

                  If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Private Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                  The holder of Private Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Private Notes. If the Private Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

----------------------------------------------------------------------------
PAYER'S NAME:____________________________________
----------------------------------------------------------------------------
SUBSTITUTE         Part 1 - PLEASE PROVIDE
Form W-9           YOUR TIN IN  THE BOX AT     ______________________
Department of      RIGHT AND CERTIFY BY        Social Security
the Treasury       SIGNING AND DATING BELOW    Number
Internal                                       OR
Revenue Service                                ______________________
Payer's Request                                Employer
for Taxpayer                                   Identification
Identification                                 Number
Number (TIN)
                 -------------------------------------------------------------
                   Part 2 -                                     Part 3 -
                   Certification  Under                         Awaiting
                   Penalties of Perjury, I                      TIN
                   certify that:
                    (1)     The number shown on this
                            form is my current  taxpayer
                            identification number
                            (or I am waiting  for
                            a number to be issued
                            to me) and
                    (2)     I am not subject to backup
                            withholding either  because I
                            have not been notified
                            by the Internal
                            Revenue Service (the
                            "IRS") that I am
                            subject to  backup
                            withholding as a
                            result of a failure to
                            report all interest or dividends, or
                            the IRS has notified me that I am no
                            longer subject to backup withholding.
                 ------------------------------------------------------------
                   Certificate instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
                   However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

-----------------------------------------------------------------------------
SIGNATURE______________________________________________DATE________________
NAME________________________________________________________________________
ADDRESS_____________________________________________________________________
CITY__________________________ STATE_________________ ZIP
CODE______________

-----------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


==============================================================================
                                  PAYOR'S NAME:
------------------------------------------------------------------------------
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer
identification number has not been issued to me, and either (a)
I have mailed or  delivered an application to receive a
taxpayer identification number to the appropriate Internal
Revenue Service Center or Social Security  Administration
Office or (b) I intend to mail or deliver such an application in the near future.  I understand that if I do not provide a taxpayer identification number with sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.
------------------------------------------------------------------------------
Signature Date


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